UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2023

CUSTOM TRUCK ONE SOURCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38186	84-2531628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7701 Independence Avenue Kansas City, Missouri	64125
(Address of principal executive offices)	(Zip Code)

(816) 241-4888

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, $0.0001 par value	CTOS	New York Stock Exchange
Redeemable warrants, exercisable for Common Stock, $0.0001 par value	CTOS.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 14, 2023, Custom Truck One Source, Inc. (the “Company”), certain affiliates of Platinum Equity Advisors, LLC (“Platinum”), Energy Capital Partners, LLC (“ECP”), Capitol Acquisition Management IV LLC and Capitol Acquisition Founder IV LLC (together, “Capitol”) and certain other stockholders of the Company entered into a Second Amended and Restated Stockholders’ Agreement (the “Second Amended and Restated Stockholders’ Agreement”), to account for certain administrative updates to the Amended and Restated Stockholders’ Agreement of the Company, dated April 1, 2021, including the removal of The Blackstone Group and its affiliates as stockholders of the Company and clarifications with respect to the number of votes to which each member of the Board of Directors of the Company is entitled.

The Second Amended and Restated Stockholders’ Agreement will become effective upon the effectiveness of the Third Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware, which document is subject to the approval of the Company’s stockholders at the 2023 Annual Meeting of Stockholders to be held on June 15, 2023.

The foregoing description of the Second Amended and Restated Stockholders’ Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Second Amended and Restated Stockholders’ Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amended and Restated Stockholders’ Agreement, dated as of April 14, 2023, among Custom Truck One Source, Inc. and certain holders identified therein
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 14, 2023	Custom Truck One Source, Inc.

/s/ Christopher J. Eperjesy
Christopher J. Eperjesy Chief Financial Officer

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